Taxes on Income	12 Months Ended
Dec. 31, 2020
Disclosure of income tax [text block] [Abstract]
TAXES ON INCOME
NOTE 18:	TAXES ON INCOME

a.	Tax rates applicable to the Company: Since the tax year 2018, the taxable income of the Company is subject to a corporate tax rate of 23%.

b.	The Group’s carryforward tax losses as of December 31, 2020, totaled approximately $41 million which may be carried forward and offset against taxable income in the future for an indefinite period. The Company did not recognize deferred taxes for carryforward losses and temporary differences, as well as capital losses and real losses, because their utilization in the foreseeable future is not probable.

c.	Below is the reconciliation between the “theoretical” tax expense, assuming that all the income were taxed at the regular tax rate applicable to companies in Israel and the taxes recorded in the statements of comprehensive income (loss) in the reporting year:

	Year ended December 31,
	2020	2019	2018
	U.S. dollars in thousands

Income (loss) before taxes on income, as reported in the statements of comprehensive income (loss)	(782)	(1,347)	2,986

Theoretical tax expense (benefit)	(180)	(310)	687
Expenses (income) not recognized for tax purposes	(79)	55	(201)
Temporary differences in the reported year for which no deferred taxes were recognized	1	(1)	(633)
Increase in taxes resulting mainly from taxable losses in the reported year for which no deferred taxes were recognized	258	256	147

Tax benefit	-	-	-

d.	Tax assessments:

The Company filed self-assessments that are deemed final through the 2015 tax year. Xtepo has not received tax assessments since its incorporation in November 2009.